Exhibit 99.1

TCF Financial Corporation

First Quarter 2007 Investor Presentation

The leader in convenience banking

1.)                                  Corporate Profile

At March 31, 2007

•                                          $14.9 billion financial holding company headquartered in Minnesota

•                                          41st largest1 U.S. based bank by asset size

•                                          443 bank branches, 126 branches opened since January 1, 2002

•                                          25th largest branch network2

•                                          1,706 ATMs free to TCF customers; 1,200 off-site

•                                          13th largest issuer of VISA® Classic debit cards3

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.4

•                                          ROA 2.24%;  ROE 31.81%;  ROTE5 37.38%

•                                          2,406,725 deposit accounts

1  Source:  CapitalBridge; 12/31/06

2  Source: SNL Financial, LC; 1Q07

3  Source: VISA; 4Q06; ranked by sales volume

4  Source: Equipment Leasing Association; 7/06

5  Excludes the impact of intangibles (see reconciliation slide in the appendix)

2.)                                  Corporate Profile

•                                          Bank branches located in seven states

	At 3/31/07	At 1/1/02
Traditional	190	134
Supermarket	241	234
Campus	12	7
Total	443	375

	At 3/31/07	At 1/1/02
Minnesota	108	88
Illinois	196	179
Michigan	55	57
Colorado	44	13
Wisconsin	33	33
Indiana	6	5
Arizona	1	—
Total	443	375

3.)                                  What Makes TCF Different

•                                          Convenience

                                            TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,706 free ATMs

•                                          Free debit cards

•                                          No purchase-fee gift cards

•                                          Free coin counting

•                                          TCF® Totally Free Online banking

•                                          De Novo Expansion

                                            TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Arizona

•                                          Starting new businesses

•                                          Offering new products and services

4.)                                  What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

                                            Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance)

                                            and Power Liabilities® (checking, savings, money market and certificates of deposit accounts)

                                            are growing and contribute a high percentage of TCF’s profits.

•                                          Credit Quality

                                            TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                  Share Repurchase Program

•                                          Repurchased 1.1 million shares of common stock during the first quarter of 2007 at an average cost of $26.44 per share

•                                          On April 14, 2007, the Board of Directors authorized a new stock repurchase program for the company to acquire up to five percent of TCF common stock, or an additional 6.5 million shares.  TCF has a total of 8.2 million shares authorized under its stock repurchase programs.

6.)                                  Return of Net Income to Stockholders

($ millions)

	Net	Dividends	Stock		% of Net
	Income	Paid	Repurchase	Total	Income

2003	$215.9	$93.0	$150.4	$243.4	113%
2004	255.0	104.0	116.1	220.1	86
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91
2007[1]	82.7	31.6	28.0	59.7	72

Total	$1,063.6	$464.5	$489.0	$953.6	90%

1  Year-to-date

7.)                                  Consumer Home Equity Lending +12%*

($ millions)

	12/03	12/04	12/05	12/06	3/07

Total	$3,588	$4,382	$5,149	$5,883	$5,983

*    Twelve-month growth rate

8.)                                  Consumer Home Equity Loans

At March 31, 2007

•                                          80% amortizing loans, 20% lines of credit

•                                          65% are 1st mortgages, 35% are 2nd mortgages

•                                          76% fixed rate and 24% variable rate (prime based)

•                                          Average home value of $241,2231

•                                          Yield 7.40%

•                                          Over-30-day delinquency rate .46%  2

•                                          Net charge-offs: 2007 = .22%³, 2006 = .13%, 2005 = .10%

•                                          Average FICO score 721

1    Based on most recent appraisal values known to TCF

2    Excludes non-accrual loans

3   Annualized

9.)                                  Commercial Lending

($ millions)

	12/03	12/04	12/05	12/06	3/07

Commercial Business	$429.4	$436.7	$435.2	$552.0	$561.4
Commercial Real Estate	1,916.7	2,154.4	2,297.5	2,390.7	2,362.0

Total	$2,346	$2,591	$2,733	$2,943	$2,923

10.)                           Commercial Loans

At March 31, 2007

•                                          Commercial real estate

•                                          24% retail services

•                                          22% apartment loans

•                                          16% office buildings

•                                          Commercial business — $561 million

•                                          Yield 6.80%

•                                          Over-30-day delinquency rate .17%1

•                                          Net charge-offs/(recoveries): 2007 = .08%², 2006 = .02% , 2005 = (.08)%

•                                          Approximately 98% of all commercial loans secured

•                                          CRE location mix: 93% TCF Markets, 7% Other

1     Excludes non-accrual loans

2     Annualized

11.)                           Leasing and Equipment Finance 1 +18%*

($ millions)

	12/03	12/04	12/05	12/06	3/07

Leasing and Equipment Finance	$1,162	$1,389	$1,560	$1,899	$1,926

1     Includes operating leases

*    Twelve-month growth rate

12.)                           Leasing and Equipment Finance

At March 31, 2007

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.1

•                                          37th largest equipment finance/leasing company in the U.S.2

•                                          Equipment type

•                                          19% specialty vehicle

•                                          17% manufacturing

•                                          17% construction

•                                          15% medical

•                                          12% technology and data processing

•                                          Yield 7.58%

•                                          Originations: 2007 = $235 million, 2006 = $1.1 billion

•                                          Uninstalled backlog of $279.5 million; up $29.8 million from year-end 2006

•                                          Over-30-day delinquency rate .39% 3

•                                          Net charge-offs/(recoveries): 2007 = (.18)%4, 2006 = .29%, 2005 = 1.50%5

1    Source: Equipment Leasing Association; 7/06

2    Source: Equipment Leasing Association; 6/06

3    Excludes non-accrual loans and leases

4    Annualized

5    Net charge-offs excluding leveraged lease were .18%

13.)                           Allowance for Loan & Lease Losses

($ millions)

	12/03		12/04		12/05		12/06		3/07

Allowance for Loan & Lease Losses	$72.5		$75.4		$55.8		$58.5		$60.5
Net Charge-offs (NCO)	$19.6		$17.5		$28.2		$18.0		$2.7

As a % of Loans & Leases:
Allowance	.87%		.80%		.55%		.52%		.53%
NCO	.24%		.20%		.29%		.17%		.10	% [1]
Coverage Ratio	3.7	X	4.3	X	2.0	X	3.3	X	5.6	X [1]

1    Annualized

14.)                           Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/03	12/04	12/05	12/06	3/07

Delinquencies	.47%	.37%	.43%	.63%	.41%

Delinquencies	$38.7	$34.4	$43.6	$71.7	$46.8

1     Excludes non-accrual loans and leases

15.)                           Non-Performing Assets

($ millions)

	12/03	12/04	12/05	12/06	3/07

Non-Accrual Loans and Leases	$35.4	$46.9	$29.7	$43.2	$55.1
Real Estate Owned	33.5	17.2	17.7	22.4	27.2
Total	$68.9	$64.1	$47.4	$65.6	$82.3

Reserves/NAs:	205%	161%	188%	136%	110%
NPAs/Assets:	.61%	.52%	.35%	.45%	.55%

16.)                           Total Deposits +6%*

Average Balances

($ millions)

	12/03	12/04	12/05	12/06	3/07

Certificates of Deposit	$1,744	$1,494	$1,740	$2,291	$2,514
Money Market	887	764	641	621	610
Savings	2,072	1,936	2,076	2,306	2,394
Checking	3,073	3,582	4,023	4,190	4,219
Total	$7,776	$7,776	$8,480	$9,408	$9,737

Average Rate:	.73%	.55%	1.15%	2.08%	2.38%

# of Deposit Accounts	2,150	2,216	2,296	2,427	2,407

*   Twelve-month growth rate

17.)                           Premier Checking & Savings Deposits + 25%*

Average Balances

($ 000s)

	12/31/04	12/31/05	12/31/06	3/31/07

Premier Savings	$85	$427	$899	$1,070
Premier Checking	199	642	1,001	1,074
Total	$284	$1,069	$1,900	$2,144

Average Rate:	1.61%	2.73%	3.62%	3.69%

1-month LIBOR spread	(.11)	(.65)	(1.48)	(1.63)

*    Twelve-month growth rate

18.)                           Banking Fees and Other Revenue¹

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$82.1	$87.7	$88.2	$94.4	$96.2
Second Quarter	92.8	104.5	100.1	106.7	—
Third Quarter	94.3	103.0	104.7	108.2	—
Fourth Quarter	90.6	98.8	100.9	101.3	—

Total	$360	$394	$394	$411	$96

1     Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

19.)                           Card Revenue +9%*

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$13.2	$13.5	$17.6	$21.3	$23.3
Second Quarter	14.8	16.0	19.8	22.9	—
Third Quarter	12.9	16.3	21.0	24.4	—
Fourth Quarter	12.1	17.7	21.4	23.5	—

Total	$53.0	$63.5	$79.8	$92.1	$23.3

Sales Volume:	$3,899	$4,735	$5,673	$6,465	$1,657	[1]

Avg. Off-line Interchange Rate:	1.43%	1.40%	1.43%	1.45%	1.43%[1]

*    Year-to-date growth rate (‘07 vs. ‘06)

1     Year-to-date

20.)                           Card Revenue

•                                          13th largest issuer of VISA® Classic debit cards1

•                                          14th largest issuer of VISA® Commercial debit cards1

•                                          9.3% increase in sales volume 2

•                                          Number of active accounts up 28,303, or 3.6%2, to 814,520

•                                          16.5 transactions per month on active cards, up 6.5% 2

1   Source: VISA; 4Q06; ranked by sales volume

2   1Q07 vs. 1Q06

21.)                           Small Business Checking and Money Market

($ millions)

	12/03	12/04	12/05	12/06	3/07

Small Business Checking Deposits	$461	$546	$607	$614	$588
Money Market Deposits	1	17	89	116	136
Total	$462	$563	$696	$730	$724

# of Accounts	102,607	113,979	124,145	135,861	135,249

22.)                           Small Business Services and Products

At March 31, 2007

•                                          $588 million in 0% interest checking account deposits

•                                          Small business loans up to $500,000; small business adminstration loans up to $150,000

•                                          101,790 TCF Business Check CardsSM

•                                          TCF Miles Plus Business Check CardSM loyalty program

•                                          TCF Personal Pay Day® - employee benefit package (checking, savings, loan discounts, etc.) through participating businesses

23.)                           New Branch Expansion

24.)                           Total New Branches

Branches opened since January 1, 2002

							2007
	12/02	12/03	12/04	12/05	12/06	3/07	Forecast

Supermarket Branches	15	20	31	38	43	44	49
Traditional and Campus Branches	12	26	45	66	80	82	94
Total	27	46	76	104	123	126	143

# of Branches Opened	27	19	30	28	19	4	20
Percent of Total	7%	11%	18%	23%	27%	28%	31%

25.)                           New Traditional Branch Model - Net Income

($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
Net Income[1]	$(386)	$(103)	$(5)	$182	$237	$355	$417	$450	$556	$645

Traditional branch capital expenditure $3.5 million

1   Includes deposits and consumer lending

26.)                           New Branch Total Deposits +28%*

Branches opened since January 1, 2002

($ millions)

	12/02	12/03	12/04	12/05	12/06	3/07

Deposits	$45	$116	$287	$782	$1,076	$1,159

*    Twelve-month growth rate

27.)                           New Branch Total Deposit Accounts +37%*

Branches opened since January 1, 2002

(000s)

	12/02	12/03	12/04	12/05	12/06	3/07

Deposit Accounts	$35	$67	$127	$200	$290	$313

*    Twelve-month growth rate

28.)                           New Branch Banking Fees & Other Revenue1 +29%*

Branches opened since January 1, 2002

($ millions)

	2002	2003	2004	2005	2006	2007

First Quarter	—	$1.0	$3.4	$7.6	$11.6	$15.0
Second Quarter	.1	1.6	6.1	9.9	14.2	—
Third Quarter	.3	2.1	7.0	10.9	14.8	—
Fourth Quarter	.7	2.5	7.6	11.3	14.2	—

Total	$1.1	$7.2	$24.1	$39.7	$54.8	$15.0

1     Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*    Twelve-month growth rate

29.)                           Campus Banking

At March 31, 2007

•                                          Alliances with the University of Minnesota, the University of Michigan and the University of Illinois plus eight other colleges including DePaul University in Chicago, Milwaukee Area Technical College, Northern Michigan University and Eastern Michigan University

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          Ranked 6th largest in number of campus card banking relationships in the U.S.1

•                                          104,137 total deposit accounts

•                                          $187.7 million in total deposits

1   Source: CR80News 2006 Banking Partner Survey

30.)                           New Products and Services

•                                          TCF  Power CheckingSM

•                                          TCF® Visa® Gift Cards

•                                          Merchant Gift Cards

•                                          TCF MILES PLUSSM Card Loyalty Programs

•                                          Premier (Retail)

•                                          Small Business

•                                          Western Union Money Transfers

•                                          Electronic Statement Delivery

•                                          TCF Express Check Conversion

•                                          TCF Express Remote Deposit

•                                          Medical Equipment Leasing

31.)                           Financial Highlights

32.)                           Dividend History

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Dividends Paid	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	.2425	[2]

Dividend Payout Ratio:	28%	35%	36%	35%	37%	37%	43%	40%	43%	48%	37%

10-year compounded annual growth rate of 17% is the 7th highest among the 50 largest banks in the country 1

1  Source:  CapitalBridge

2  Year-to-date

33.)                           Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2007	2006	Change
Net Interest Income	$135.5	$131.2	3.3%
Fees & Other Revenue:
Banking	96.2	94.4	1.9
Other	15.9	20.2	(21.3)
Total Fees and Other Revenue	112.1	114.6	(2.2)
Gain on Sales of Branches and Real Estate	31.2	2.9	N.M.
Total Non-Interest Income	143.3	117.5	22.0
Total Revenue	278.8	248.7	12.1
Provision for Credit Losses	4.7	1.2	N.M.
Non-Interest Expense	164.2	160.3	2.4
Net Income	82.7	58.2	42.1

Diluted EPS	$.65	$.45
ROA	2.24%	1.71%
ROE	31.81%	23.82%
ROTE[1]	37.38%	28.44%

1  Excludes the impact of intangibles (see reconciliation slide in the appendix)

34.)                           Significant Financial Items

($ 000s)

	Year-to-Date
	2007	2006	Change
Branch Sales	$31,173	$—	$31,173
Land and Building Sales	—	2,928	(2,928)
Sale of Mortgage Servicing Rights	—	1,601	(1,601)
Total Asset Sale Gains	31,173	4,529	26,644

Total, pre-tax	$31,173	$4,529	$26,644

Income Tax Expense Reductions	8,469	—	8,469

Total, after-tax	$53,862	$55,199	$(1,337)

Impact on Diluted EPS	$.23	$.02	$.21

35.)                           Michigan Branch Sales

•                  10 branches sold; transaction completed on March 23, 2007

•                  $241 million in total deposits

•                  Sales Price-11.5% plus real estate

•                  Pre-tax gain on sale - $31.2 million, or 16 cents per diluted share after tax

36.)                           Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		YTD 2007
	Balance	Net Income	%
Commercial Banking	$2,932	$6,198	8%
Consumer Lending	5,960	9,925	12
Leasing and Equipment Finance	1,838	8,828	11
Total Power Assets®	$10,730	24,951	31

Traditional and Campus Branches (202)	7,348	16,009	19
Supermarket Branches (241)	2,168	7,313	9
Michigan Branches Sold (10)	221	20,688	25
Total Power Liabilities®	$9,737	44,010	53
Total Power Assets & Liabilities		68,961	84
Equity and Other		13,763	16
Net Income		$82,724	100%

37.)                           Return to Stockholders1 +17%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
3/87	$114.03	$116.90	$122.03
3/88	$71.02	$95.55	$111.85
3/89	$83.69	$116.13	$132.15
3/90	$95.30	$120.40	$157.62
3/91	$118.86	$127.18	$180.33
3/92	$161.09	$186.01	$200.24
3/93	$278.25	$250.20	$230.74
3/94	$272.25	$233.05	$234.14
3/95	$395.48	$254.92	$270.59
3/96	$680.57	$378.21	$357.55
3/97	$758.58	$505.12	$428.31
3/98	$1,323.55	$834.13	$633.90
3/99	$1,042.41	$829.82	$750.92
3/00	$979.34	$813.11	$885.64
3/01	$1,598.12	$923.93	$693.66
3/02	$2,277.21	$1,022.67	$695.34
3/03	$1,778.44	$874.59	$523.17
3/04	$2,334.63	$1,254.24	$706.90
3/05	$2,550.07	$1,261.13	$754.21
3/06	$2,499.46	$1,290.98	$842.65
3/07	$2,651.80	$1,417.50	$942.34

1    Assumes $100 invested June 18, 1986 with dividends reinvested

*   Annualized return since June 18, 1986

Source:  SNL Financial, LC and S&P

38.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; including adoption of state legislation that would increase state taxes, adoption of proposed federal legislation reducing interest subsidies and other benefits available to TCF in its education lending programs; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or changes in allowance for loan and lease losses methodology dictated by new regulatory requirements; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

39.)                           NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year Ending	Stock Price	Dividends Paid
12/97	$16.97	$.23
12/98	$12.09	$.31
12/99	$12.44	$.36
12/00	$22.28	$.41
12/01	$23.99	$.50
12/02	$21.85	$.58
12/03	$25.68	$.65
12/04	$32.14	$.75
12/05	$27.14	$.85
12/06	$27.42	$.92
3/07	$26.36	$.97	*

*   Annualized

40.)                           Appendix

41.)                           Diluted EPS

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007[1]

Diluted EPS	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.90	$.65

1 Year-to-date

42.)                           Net Income

($ millions)

	2003	2004	2005	2006	2007[1]

First Quarter	$60.1	$60.7	$63.5	$58.2	$82.7
Second Quarter	60.3	65.2	70.6	67.1	—
Third Quarter	36.0	61.7	65.5	65.9	—
Fourth Quarter	59.5	67.4	65.5	53.7	—

Total	$216	$255	$265	$245	$83

1   Year-to-date

43.)                           Net Interest Income

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$122.4	$118.4	$129.1	$131.2	$135.5
Second Quarter	119.8	122.4	131.3	135.4	—
Third Quarter	119.9	124.5	128.1	135.0	—
Fourth Quarter	119.1	126.5	129.3	135.9	—

Total	$481	$492	$518	$538	$136

Net Interest Margin:	4.54%	4.54%	4.46%	4.16%	4.00	% [1]

1   Year-to-date (annualized)

44.)                           Risk-Based Capital

($ millions)

	12/03	12/04	12/05	12/06	3/07

Actual	$842	$959	$1,050	$1,173	$1,201
Well Capitalized Requirement	$785	$881	$983	$1,057	$1,065

Tier 1:	9.75%	9.12%	8.79%	8.65%	8.83%
Total:	10.73%	10.88%	10.68%	11.10%	11.28%
Target (10.6%):	$824	$934	$1,042	$1,120	$1,129
Excess RBC:	$57	$77	$67	$116	$136
Excess Over Target:	$18	$25	$8	$53	$73

45.)                           One Year Interest Rate Gap

($ millions)

	12/03	12/04	12/05	12/06	3/07
Adjusted Gap	$161	$585	$318	$(630)	$(518)

% of Total Assets	1.0%	4.7%	2.4%	(4.3)%	(3.5)%

46.)                           Power Asset Geographic Profile

($ millions)

		Commercial
	Consumer	Real Estate	Leasing &
	Home Equity	& Commercial	Equipment
At March 31, 2007:	& Other	Business	Finance	Total
Minnesota	$2,327	$776	$69	$3,172
Illinois	1,819	621	63	2,503
Michigan	1,053	843	85	1,981
Wisconsin	499	419	38	956
Colorado	279	34	34	347
California	2	18	246	266
Florida	7	36	140	183
Texas	1	2	108	111
Arizona	9	15	78	102
Indiana	19	19	31	69
Other	27	140	958	1,125
Total	$6,042	$2,923	$1,850	$10,815

47.)                         Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ millions)

			Change
			Inc./(Dec.)
	3/31/07	3/31/06	$		%
Consumer Home Equity:
Variable-rate	$1,443	$1,866	$(423)		(23)%
Yield	8.83%	8.20%	63	bps

Fixed-rate	$4,476	$3,350	$1,126		34%
Yield	6.95%	6.72%	23	bps

Commercial:
Variable-rate	$1,036	$1,094	$(58)		(5)%
Yield	7.64%	7.08%	56	bps

Fixed- and adjustable-rate	$1,896	$1,685	$211		13%
Yield	6.38%	6.18%	20	bps

48.)                           Customer Payment Activity

Transaction Volume

(millions)

			% Increase/
	2007 [1]	2006 [1]	Decrease
Checks	20.4	24.2	(15.8)%
ACH	10.2	8.4	21.6%
ATM	7.7	8.1	(5.0)%
Debit Card Purchases	45.6	41.5	9.8%

1   Year-to-Date 1Q07 vs. 1Q06

49.)                        Net Charge-Offs by Business Line

					YTD[1]
	2003	2004	2005	2006	2007
Consumer home equity	.11%	.09%	.10%	.13%	.22%
Total Consumer	.30	.28	.19	.22	.20
Commercial real estate	.07	.02	—	.01	.07
Commercial business	.18	.04	(.51)	.09	.11
Leasing and equipment finance	.69	.43	1.50 [2]	.29	(.18	) [2]
Residential real estate	.01	.01	.01	.04	.02
Total	.24	.20	.29	.17	.10

1   Annualized

2   NCO’s excluding leveraged lease were .18% for 2005

50.)                         Reconciliation of GAAP to Non-GAAP Measures1

($ 000s)

	Year-to-Date
	2007	2006
Computation of Return on Equity (ROE):
Net income, as reported	$82,724	$58,222
Average stockholders’ equity, as reported	$1,040,212	$977,585

Return on equity	31.81%	23.82%

Computation of Return on Tangible Equity (ROTE):
Net income	$82,724	$58,222
Amortization of deposit based intangibles, net of any related tax effect	155	264
Net income, adjusted	$82,879	$58,486

Average stockholders’ equity	$1,040,212	$977,585
Average goodwill	152,599	152,599
Average deposit base intangible	836	2,379
Average tangible equity	$886,777	$822,607

Return on tangible equity (ROTE)	37.38%	28.44%

1               In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet. This allows management to review core operating results and core capital position of the Company. This is consistent with the treatment by bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common shareholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding gains/losses on sales of securities, gains on sales of branches and real estate, gains/losses on termination of debt, title insurance revenues (a business sold in 1999) and certain other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.